UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company”, “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma(R) is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 2.02 – Results of Operations and Financial Condition

On May 12, 2017, the Company issued a press release reporting our financial results for the first quarter ended March 31, 2017. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 -- Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued May 12, 2017, reporting financial results for the first quarter ended March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	INNOVUS PHARMACEUTICALS, INC.

By: /s/ BASSAM DAMAJ Bassam Damaj President and Chief Executive Officer

 EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release issued May 12, 2017, reporting financial results for the first quarter ended March 31, 2017